SUPERIOR
DRILLING PRODUCTS

FIRST QUARTER 2023
FINANCIAL RESULTS CONFERENCE CALL

MAY 11, 2023

TROY MEIER
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

CHRISTOPHER CASHION
CHIEF FINANCIAL OFFICER

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the Company's strategic review process, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Forward Looking Non-GAAP Financial Measures

Forward-looking adjusted EBITDA is a non-GAAP measure. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measure because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort largely because forecasting or predicting our future operating results is subject to many factors out of our control or not readily predictable. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company's fiscal 2022 and future financial results. This non-GAAP financial measure is a preliminary estimate and is subject to risks and uncertainties, including, among others, changes in connection with purchase accounting, quarter-end and year-end adjustments. Any variation between the Company's actual results and preliminary financial data set forth in this presentation may be material.

STRONG EXECUTION DRIVES ENHANCED RESULTS

Q1 2023

$6.3M
Record Revenue; 52% growth Y/Y

$1.5M
Net Income

32.1%
Adj. EBITDA Margin*

$2.0M
Cash Position

Continued demand for flagship Drill-N-Ream® wellbore conditioning tool

PDC refurbishment and other drilling tools activity remained strong

Strong operating leverage:

- Measurably improved operating income and net income
- Adj. EBITDA doubled Y/Y; margin expanded 760 bps

Company in final stages of retaining advisor to assist with exploration of strategic alternatives

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

Q1 Revenue Grew 52% Y/Y, Sequentially Up 19.5%

Compared with prior-year period unless otherwise noted
($ in millions)


$4.1
$4.5
$5.2
$5.3
$6.3
$3.7
$4.0
$4.6
$4.5
$5.5
$0.4
$0.5
$0.6
$0.7
$0.8
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
International
North America

North America revenue increased 46% in Q1

- Driven by increased tool revenue and strong growth in contract services – manufacture and refurbishment of drill bits and other related tools
- Average U.S. rig count of 761 in Q1 23 was up 128 rigs since Q1 22 though down 14 rigs sequentially

International revenue growth of 109% reflected improved market conditions and the strengthening of our Middle East technical sales and marketing team

Numbers may not sum due to rounding

TOOL AND CONTRACT SERVICES REVENUE GROWTH

Compared with prior-year period unless otherwise noted
($ in millions)

Contract Services up 49% y/y and 6% sequentially in Q1 23

Continued expansion of the volume and products we refurbish and manufacture for our long-time legacy customer

Tool (DNR) revenue up 54% y/y and 27% sequentially in Q1 23

Improved market penetration in the MENA region and U.S. channel partner continues to drive new tool sales; Activity on more rigs leads to increased royalty and repair revenue

Revenue by Product



$4.1
$1.4
$2.8
$4.5
$1.6
$2.9
$5.2
$1.8
$3.3
$5.3
$1.9
$3.3
$6.3
$2.0
$4.3
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Tool (DNR) Revenue
Contract Services

Tool (DNR) Revenue is the sum of tool sales (North America), rental revenue (International) and other related tool revenue, which is comprised of royalties and fleet maintenance fees. Contract Services revenue is comprised of repair and manufacturing services for drill bits and other tools or products for customers.

Numbers may not sum due to rounding

INVESTING TO ADDRESS STRONG DEMAND

Compared with prior-year period unless otherwise noted
($ in millions)

Continued investment in people to address demand

SG&A expenses were 37.2% of revenue, down 270 basis points Y/Y and down 200 basis points sequentially, despite increased legal expenses and inflationary headwinds

Inflationary pressures on payroll, raw materials, supplies, and repair and maintenance costs

Operating Expenses



$3.8
$0.4
$1.6
$1.8
$4.4
$0.4
$1.9
$2.1
$4.3
$0.4
$1.7
$2.2
$4.6
$0.3
$2.1
$2.2
$4.9
$0.3
$2.3
$2.2
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Cost of Revenue
SG&A
Depreciation & Amortization

Numbers may not sum due to rounding

ENHANCED LEVERAGE DROVE STRONG CASH GENERATION

($ in thousands)

Net Income (Loss) & Diluted EPS


$150
$0.01
($0.00)
($57)
$639
$0.02
$332
$0.01
$1,513
$0.05
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23

Adjusted EBITDA and Margin*


$1,014
24.5%
$831
18.3%
$1,525
29.5%
$1,350
25.7%
$2,019
32.1%
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23

* Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA

SUPERIOR DRILLING PRODUCTS

BALANCE SHEET STRENGTH

($ in millions)

Cash and Equivalents



$2.9
$2.8
$2.0
$2.2
$2.0
3/31/2022
6/30/2022
9/30/2022
12/31/2022
3/31/2023

Total Debt



$2.9
$1.5
$1.4
$2.5
$0.8
$1.7
$1.7
$1.6
12/31/2020
12/31/2021
12/31/2022
3/31/2023
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

Generated $1.0 million of cash from operations in Q1 23 compared with $1.1 million in Q1 22

CapEx spending of $1.6 million in Q1 23

- Completion of new domestic machining centers
- Increase in Middle East DNR rental tool fleet
- New service and technology center in Middle East
- Higher maintenance activities

Total debt down 45% since year end 2020

$9.8 million in shareholders' equity at quarter-end

SUPERIOR DRILLING PRODUCTS

Fiscal 2023 Guidance[1]

Revenue: $24.0 million to $27.0 million

SG&A expenses: $9.0 million to $10.0 million
(includes ~$1 million in legal expenses for ongoing patent infringement litigation)

Adjusted EBITDA[2]: $6.5 million to $7.5 million

CapEx: $3.5 million to $4.0 million

[1] *Expectations provided on May 11, 2023*

[2] *Adjusted EBITDA is a non-GAAP measure. See Forward Looking Non-GAAP Financial Measures on Slide 2 for more information*

OUTLOOK AND OPPORTUNITIES[1]



North America:

- Still a lot of potential despite flattened rig count; Channel partner further penetrating the U.S. market and replacement of tools
- Leverage newly enhanced manufacturing and support capacity to expand contract services
- New associates more productive with enhanced training, systems and processes

International:

- Large opportunity; Poised to capture greater share
- Higher level expertise in technical sales and marketing team
- Greater awareness of the DNR benefits
- New service and technology facility in Dubai expected to open by end of Q2 FY23
  - Rapid response to opportunities
  - Localized inventory reduces transportation costs

[1] Expectations provided on May 11, 2023

SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

SUPPLEMENTAL INFORMATION

ADJUSTED EBITDA RECONCILIATION

	March 31 2022	June 30 2022	September 30 2022	December 31 2022	March 31 2023
GAAP net (loss) income	**$ 149,837**	**$ (56,510)**	**$ 638,731**	**$ 333,096**	**$ 1,513,219**
Add back:					
Depreciation and amortization	410,733	402,648	362,773	327,825	326,014
Interest expense, net	123,664	129,760	143,564	148,962	137,193
Share-based compensation	210,133	212,469	218,217	232,921	227,148
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Income tax expense	31,384	32,299	44,169	87,117	77,612
Impairment of asset	-	-	-	130,375	-
Loss on disposition of assets	-	22,146	29,381	1,550	-
Recovery of related party note receivable	-	-	-	-	(350,262)
Non-GAAP adjusted EBITDA(1)	**$ 1,013,951**	**$ 831,012**	**$ 1,525,035**	**$ 1,350,046**	**$ 2,019,124**
GAAP Revenue	$ 4,130,164	$ 4,540,842	$ 5,172,545	$ 5,254,136	$ 6,281,214
Non-GAAP Adjusted EBITDA Margin	24.5%	18.3%	29.5%	25.7%	32.1%

1Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.